BB&T Capital Markets 10th Annual Commercial & Industrial Investor Conference March 24, 2016 Jim Braun Executive Vice President & CFO Monica Broughton Executive Director, Investor Relations Exhibit 99.1

Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, the company’s expectations regarding the pay down of its debt, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Projects 28% U.S. 75% Critical Role in Global Supply Chains of Leading Energy Companies Create value for customers and suppliers Closely integrated into customer supply chains Volume purchasing savings and capital efficiencies for customer Differentiated Global Capabilities Unparalleled footprint, with approximately 350 locations in 22 countries Enhanced capabilities to evaluate suppliers, source material and provide outstanding customer service Serve broad PVF needs making it convenient and efficient for customers Attractive and Diversified Business Mix Focus on maintenance, repair and operations (MRO) contracts Balanced portfolio across upstream, midstream and downstream sectors Growing international and project business Global Leader in PVF Distribution

Revenue by Product Line Note: Percentage of sales for the year ended December 31, 2015, excluding OCTG revenue. The OCTG business was sold February 2016. Chemical 9% Gas Utility 9% Other / Industrial 9% United States 77% Chemical 9% Transmission 17% Gas Utility 9% Refining 9% Other / Industrial 9% Revenue by Geography Transmission 19% Gas Utility 16% Production Infrastructure, Materials & Supplies 34% Revenue by Industry Sector Downstream 31% Upstream 34% Midstream 35% Diversified by Geography, Industry Sector and Product Line (excluding OCTG)

5 BB&T Capital Markets- 10th Annual Commercial & Industrial Investor Conference MRC Global

MRC Global is a Critical Partner to Its Customers and Suppliers

Supplier Value Proposition

- Manufacturing and scale efficiencies
- Leverage MRC Global's footprint
- Access to 19,000+ customers
- Lead suppliers through the quality process


SUPPLIERS
Energy Carbon Steel Tubulars
Tenaris
US Steel
Stupp Corporation
TMK-IPSCO
Dura-Bond Coating Inc.
Valves
Balon
Cameron
Flowserve
Kitz
Neway
Velan
AIV
Emerson
Bonney Forge
Fittings, Flanges and Other
Dresser Inc.
Allied Fitting Co.
Chevron Phillips Chemical
Galperti Inc.
WL Plastics
MRC Global
CUSTOMERS
IOCs
Chevron
bp
ExxonMobil
Downstream
Flint Hills
LyondellBasell
Marathon Petroleum
Phillips 66
Occidental
Chevron Phillips Chemical
Citgo
Axiall
Valero
SABIC
Midstream
AGL Resources
Atmos
DCP Midstream
Dominion
Colombia Pipeline Group
Energy Transfer Company
PG&E
Phillips 66
Piedmont Natural Gas
MarkWest
NiSource
Williams
Upstream
Aera
Apache
Anadarko
California Resources Corporation
ConocoPhillips
CNRL
Continental Resources
Hess
Husky Energy
Marathon Oil
Occidental
Statoil

Customer Value Proposition

- Outsource non-core supply chain and logistics functions
- Reduce supply chain complexity
- Savings from volume purchasing and global sourcing
- Product availability, with access to MRC Global's broad inventory
- Approve new suppliers through rigorous quality program
- Source globally from 45+ countries

6 BB&T Capital Markets- 10th Annual Commercial & Industrial Investor Conference MRC Global

Global Platform for Continued M&A Growth

North American Consolidation

- Merger of McJunkin and Red Man created the largest PVF distributor to energy companies in the world
- Completed North American platform through seven bolt-on acquisitions and organic growth

Global Acquisitions

- Acquired Transmark in 2009 as a platform for international expansion
- Several subsequent acquisitions, which added new markets and products
- Acquired Stream in 2014, which added a differentiated offshore production facility capability and provides expertise to grow in offshore markets

Differentiated position

- Global service capability enables close integration with customers and organic growth opportunity
- Diversified across the energy infrastructure complex, serving upstream, midstream and downstream customers

Use of Cash Flow (2010 –2015[1])


Other
1%
Net
Financing
36%
M&A
51%
Capex
12%

Acquisitions

Date	Company Acquired	Region	Revenue ($M)[2]
Oct-08	LaBarge	U.S.	$ 233
Oct-09	Transmark	Europe and Asia	346
May-10	South Texas Supply	Eagle Ford	9
Aug-10	Dresser Oil Tools Supply	Bakken	13
Jun-11	Stainless Pipe and Fittings	Australia / SE Asia	91
Jul-11	Valve Systems and Controls	U.S. Gulf of Mexico	13
Mar-12	OneSteel Piping Systems	Australia	174
Jun-12	Chaparral Supply	Mississippian Lime	71
Dec-12	Production Specialty Services	Permian / Eagle Ford	127
Jul-13	Flow Control Products	Permian / Eagle Ford	28
Dec-13	Flangefitt Stainless	United Kingdom	24
Jan-14	Stream	Norway	271
May-14	MSD Engineering	Singapore & SE Asia	26
Jun-14	HypTeck	Norway	38
			$ 1.46+ Billion

1. Investing and Financing cash flows from 2010 to 2015. Net Financing equals the total issuance less repayment of debt and equity.
2. Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck.

Munster, IN Nitro, WV Tulsa, OK Houston, TX Nisku, AB Cheyenne, WY Odessa, TX Bakersfield, CA San Antonio, TX Regional Distribution Centers Corporate Headquarters Valve Automation Centers Branch Locations By the Numbers As of 12/31/2015 Branches 152 RDCs 10 VACs 14 Employees ~2,900 Pittsburgh, PA Global Footprint - Strong Leadership Position Across Key North American Basins

Global Footprint - Strategically Located in Key International Energy Markets Stavanger, NO EUROPE Bradford, UK By the Numbers As of 12/31/2015 Branches 54 RDCs 7 VACs 16 Countries 20 Employees ~1200 NORDIC Brisbane, QLD Singapore Dubai, UAE ME / CASPIAN / ASIA PAC Perth, WA Rotterdam, NL

Organic Growth Acquisitions Enhanced Profitability and Return on Capital Leverage Competitive Advantages to Drive Volume and Enhance Returns Long Term Growth Strategy Significant growth potential for the core business from continuing to win in the field, which will generate strong incremental margins Existing MRO Contract Customers - Expand sales by adding scope, cross-selling products, project activity and greater integration New MRO Contract Customers – Capitalize on MRC Global’s superior offering to win additional MRO contracts from competitors “Next 75” Customers – Drive share with targeted growth accounts through focused sales efforts and exceptional customer service Continue to add integrated supply service agreements Strategic acquisitions in attractive geographies and product lines Continue to make accretive acquisitions and consolidate the sector Acquire businesses that add products, customers and/or geographic scope to the existing footprint Shifting product mix to higher margin products while driving efficiencies in overhead and working capital Emphasize higher margin products and continue shift toward valves, fittings and flanges Focus on SG&A spend to balance performance and cost efficiencies Optimize working capital investment Invest in technology systems and branch infrastructure to further strengthen customer service and operational excellence

Customer Integration CAGR = 12.7% Gas Distribution Revenue ($ millions) MRC Global is a leader in Integrated Supply Over $750 million in revenue and growing Includes on-site operations, systems integration, products beyond PVF, inventory management services, procurement services and logistics management Over 190 MRC Global personnel are currently working at customer sites Nearly 20 years experience Integrated Supply customers leverage MRC Global’s core competencies for savings Inventory & logistics management Managing complex supply chains Technical expertise Supplier qualification Planning & procurement Gas Distribution Companies Embrace Integrated Supply Solutions

Strengthening our Leading Position Customer contract wins Continued success in winning and retaining customers reinforces MRC Global’s market leadership and positions MRC Global for a strong recovery Selected recent contract wins and renewals: Gaining market share Outperforming competition in a highly challenging market Redirecting to higher margin product lines Sold the OCTG business Actively managing operating costs Cost cutting initiatives have resulted in meaningful reductions in SG&A spend Strong balance sheet Utilized strong cash flow generation from working capital optimization and proceeds from preferred stock issuance to delever and strengthen balance sheet Reduced net debt by $974 million, a 68% reduction in 2015 Created financial flexibility to take advantage of opportunities Customer Geography Term Customer Geography Term Statoil Norway Project SABIC U.S., Europe & Saudi Arabia 5 Years Marathon Oil U.S. 5 Years Phillips 66 U.S. & Europe 5 Years California Resources U.S. 3 Years Marathon Petroleum U.S. 3 years TECO Energy U.S. 5 Years Canadian Natural Resources Canada 3 Years Shell Australia 5 years

Focus on Optimizing Operations Sizing cost structure to fit market conditions Actively managing cost structure to remain profitable through the cycle Headcount reductions Hiring and wage freezes Streamline organizational structure Experienced management team (>30 years) has managed through many cycles Net Working Capital2 (excluding cash) ($ millions) Reduction = 40% from peak Continuous focus on inventory and receivables to maximize return on our assets Managing inventory lower while maintaining service levels by repositioning between sites and leveraging the hub and spoke model Reduced days sales outstanding by 9 days in 2015 Net working capital improved to 20% of sales at the end of 2015 Excludes severance and certain other non-recurring charges. SG&A, as adjusted1 ($ millions) Reduction = 21% Deferred taxes reclassified to non-current with adoption of new accounting standard.

Financial Model Economies of Scale Diversified and Countercyclical Operating Cash Flow Profile Operating Leverage Low Capital Expenditure Requirements Strong Balance Sheet Disciplined Capital Allocation

Sales Adjusted Gross Profit and % Margin Adjusted EBITDA and % Margin 7.0% 8.5% ($ millions, except per share data) Y-o-Y Growth 28% 24% (5%) 11% (27%) Y-o-Y Growth 61% 29% (17%) 10% (45%) 5.8% 7.5% 8.3% 7.4% 7.1% 5.2% Y-o-Y Growth 26% 15% (6%) 13% (24%) Diluted EPS & Adjusted Diluted EPS Y-o-Y Growth Diluted EPS NM 259% 21% (5%) NM 17.2% 17.6% 19.0% 19.3% 18.9% 18.0% Financial Metrics Adjusted diluted EPS Diluted EPS $(0.61) $0.34 $1.40 $(3.38) $2.02 $1.60 $1.57 $0.74 2010 2011 2012 2013 2014 2015 $1.22 $1.48

Total Debt Capital Structure Cash Flow from Operations Net Leverage ($ millions) December 31, 2015 Cash and Cash Equivalents $ 69 Total Debt (including current portion): Term Loan B due 2019, net of discount $ 524 Global ABL Facility due 2019 - Total Debt $ 524 Preferred stock 355 Common stockholders’ equity 956 Total Capitalization $ 1,835 Liquidity $ 740 Balance Sheet Metrics

2016 Outlook Annual Revenue down 20-30% from 2015, excluding OCTG revenue of $311M Upstream 30-40% Midstream 20-30% Downstream 10-20% Negative impact on revenue from foreign currency exchange of approximately $50 million in 2016 Adjusted gross margin - high 17% to low 18% range LIFO benefit $10-$20 million SG&A run-rate $130-$132 million per quarter Amortization $12 million lower in 2016 (in International segment) Tax rate 43% Capital expenditures $45 million (ERP ~$30 million + maintenance ~$15 million) Cash flow from operations >$200 million Sequential Revenue 15-20% lower in 1Q 2016 from 4Q 2015, excluding OCTG revenue of $62 million

Share Repurchase Program Summary Authorized up to $100 million share repurchase program for common stock Repurchased $11.5 million at average price of $14.12 per share in 4Q15 Repurchased $38.6 million at average price of $13.39 per share in 1Q16 Open market purchases at management’s discretion Expires December 31, 2017 Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice

Market Leader in PVF Distribution, Serving Critical Function to the Energy Industry Diversified Across Sectors, Regions and Customers Differentiated Global Platform Creates Customer Value Attractive Cash Flow Characteristics and Strong Balance Sheet Organic Growth Potential From Existing Business, Supported by Long-term Secular Growth from Growth in Global Energy Use Industry Consolidator, With Proven Success in Acquiring and Integrating Businesses World-Class Management Team with Significant Distribution and Energy Experience Compelling Long-Term Investment

Appendix

Revenue without OCTG Year ended December 31 ($ millions) 2015 2014 2013 2012 2011 2010 Revenue $4,528.6 $5,933.2 $5,230.8 $5,570.8 $4,832.4 $3,845.5 Less: OCTG 311.1 556.4 463.7 715.1 809.2 769.1 $4,217.5 $5,376.8 $4,767.1 $4,855.7 $4,023.2 $3,076.4

Adjusted SG&A Reconciliation ($ millions) Q4 15 Q3 15 Q2 15 Q1 15 Q4 14 Q3 14 SG&A $ 146.1 $ 142.0 $ 158.9 $ 159.4 $ 174.4 $ 184.8 Severance and related charges 5.1 0.7 6.9 1.8 - 2.6 Cancellation of executive employment agreements - - - - - 5.7 Other non-recurring charges 2.0 - - - - - SG&A, as adjusted $ 139.0 $ 141.3 $ 152.0 $ 157.6 $ 174.4 $ 176.5

Adjusted Diluted EPS Reconciliation Year Ended December 31 ($ millions) 2015 2014 2013 2012 Net (loss) income attributable to common stockholders $ (3.38) $ 1.40 $ 1.48 $ 1.22 Goodwill and intangible asset impairment 3.94 - - - Write off of debt issuance costs 0.02 - - 0.01 Severance and restructuring charges 0.11 0.06 - - Litigation accrual 0.02 - - - Loss on the disposition of non-core product lines 0.03 0.08 - - Cancellation of executive employment agreements - 0.03 - - Executive separation expense - - 0.01 - Insurance charge - - 0.01 - Expenses associated with refinancing - - 0.03 - Equity-based compensation acceleration - - 0.03 - Deferred tax asset adjustment - - 0.03 - Loss on the early extinguishment of debt - - - 0.76 Pension settlement - - - 0.03 Adjusted net income attributable to common stockholders $ 0.74 $ 1.57 $ 1.60 $ 2.02

23 | BB&T Capital Markets- 10th Annual Commercial & Industrial Investor Conference

MRC Global

Adjusted EBITDA Reconciliation

	Year Ended December 31					
($ millions)	2015	2014	2013	2012	2011	2010
Net (loss) income	$ (331.5)	$ 144.1	$ 152.1	$ 118.0	$ 29.0	$ (51.8)
Income tax (benefit) expense	(10.8)	81.8	84.8	63.7	26.8	(23.4)
Interest expense	47.5	61.8	60.7	112.5	136.8	139.6
Depreciation and amortization	20.6	22.5	22.3	18.6	17.0	16.6
Amortization of intangibles	60.0	67.8	52.1	49.5	50.7	53.9
(Decrease) increase in LIFO reserve	(53.3)	11.9	(20.2)	(24.1)	73.7	74.6
Goodwill & intangible asset impairment	461.9	-	-	-	-	-
Change in fair value of derivative instruments	0.9	1.1	(4.7)	(2.2)	(7.0)	4.9
Equity-based compensation expense	10.6	8.9	15.5	8.5	8.4	3.7
Severance & related costs	14.5	7.5	0.8	-	1.1	3.2
Write-off of debt issuance costs	3.2	-	-	-	-	-
Litigation matter	2.9	-	-	-	-	-
Foreign currency losses (gains)	3.3	2.5	12.9	(0.8)	(0.6)	0.3
Loss on disposition of non-core product line	5.0	10.3	-	-	-	-
Insurance charge	-	-	2.0	-	-	-
Cancellation of executive employment agreement (cash portion)	-	3.2	-	-	-	-
Inventory write-down	-	-	-	-	-	0.4
M&A transaction & integration expenses	-	-	-	-	0.5	1.4
Expenses associated with refinancing	-	-	5.1	1.7	9.5	-
Loss on early extinguishment of debt	-	-	-	114.0	-	-
Pension settlement	-	-	-	4.4	-	-
Legal and consulting expenses	-	-	-	-	9.9	4.2
Provision for uncollectible accounts	-	-	-	-	0.4	(2.0)
Joint venture termination	-	-	-	-	1.7	-
Other expense (income)	-	0.6	3.0	(0.6)	2.6	(1.4)
Adjusted EBITDA	**$ 234.8**	**$ 424.0**	**$ 386.4**	**$ 463.2**	**$ 360.5**	**$ 224.2**

Adjusted Gross Profit Reconciliation Year ended December 31 ($ millions) 2015 2014 2013 2012 2011 2010 Gross profit $ 786.1 $ 1,018.1 $ 954.8 $ 1,013.7 $ 708.2 $ 518.1 Depreciation and amortization 20.6 22.5 22.3 18.6 17.0 16.6 Amortization of intangibles 60.0 67.8 52.1 49.5 50.7 53.9 Increase (decrease) in LIFO reserve (53.3) 11.9 (20.2) (24.1) 73.7 74.6 Adjusted Gross Profit $ 813.4 $ 1,120.3 $ 1,009.0 $ 1,057.7 $ 849.6 $ 663.2